                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 13, 2000



                                 ENTREMED, INC.
                 (Exact name of issuer as specified in charter)


            Delaware                              0-20713                             58-1959440
(State or other jurisdiction of          (Commission File Number)          (I.R.S. Employer Identification
         incorporation)                                                                Number)

                           9640 Medical Center Drive
                              Rockville, Maryland
                               ----------------
                    (Address of principal executive offices)

                                     20850
                                   -------
                                  (Zip code)

                                 (301) 217-9858
                                -------------
             (Registrant's telephone number, including area code)

         Item 5.  Other Events.

         On June 13, 2000, EntreMed, Inc. (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") with Banc of America Securities LLC (the "Underwriter") relating to the public offering of 1,000,000 shares of its common stock, $0.01 par value per share. The shares are being issued pursuant to a shelf registration statement (File No. 333-94665) filed with the Securities and Exchange Commission on January 14, 2000 and declared effective on January 24, 2000. The Underwriting Agreement is included as
Exhibit 1 to this Form 8-K and is incorporated herein by reference.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

                 The exhibits listed in the Exhibit Index are filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, EntreMed, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ENTREMED, INC.
                                                   (Registrant)



                                                   /s/ R. NELSON CAMPBELL
                                                   ----------------------
                                                   R. Nelson Campbell
                                                   Chief Financial Officer
Date:  June 14, 2000





                                 EXHIBIT INDEX

Exhibit No.                   Description

1 Underwriting Agreement dated June 13, 2000 between EntreMed, Inc. and Banc of America Securities LLC.(1)





--------------------

(1) Formatting of the Underwriting Agreement filed hereto as Exhibit 1 may vary from that in the original Underwriting Agreement due to EDGAR formatting.





                                       3